Exhibit 10.1.6

EXECUTION VERSION

SIXTH AMENDMENT

TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 12, 2013 (this “Amendment”) to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is entered into by and among GENTHERM INCORPORATED, a Michigan corporation (formerly known as Amerigon Incorporated, the “Company”), GENTHERM EUROPE GMBH, a German limited liability company (formerly known as Amerigon Europe GmbH, together with the Company, the “Borrowers” and each, a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in such capacity as administrative agent, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are all parties to the Credit Agreement, dated as of March 30, 2011 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Existing Credit Agreement as set forth herein and the Lenders are willing to effect such amendment, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrower” is defined in the preamble.

“Company” is defined in the preamble.

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“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Lender” is defined in the preamble.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date:

Section 7.02(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Guarantees either (i) permitted by Section 7.03 or (ii) of Indebtedness of any Subsidiary which Indebtedness would be permitted by Section 7.03(e) if incurred directly by the Borrowers or any Material Subsidiary of the Borrowers;”

and Section 7.03(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(j); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $3,000,000;”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on and as of the date first written above (the “Amendment Effective Date”) when the following conditions have been met:

SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrowers and each of the Lenders.

SECTION 3.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, if then invoiced, including fees and expenses of counsel to the Administrative Agent.

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ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that (i) both before and after giving effect to this Amendment, all statements set forth in clause (a) of Section 4.04 of the Credit Agreement are true and correct, and (ii) after giving effect to this Amendment (including the waiver set forth in Article III hereof), the statement set forth in clause (b) of Section 4.04 of the Credit Agreement is true and correct.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

GENTHERM INCORPORATED

By:	/s/ Barry G. Steele
Name: Barry G. Steele
Title: Vice President of Finance and Chief Financial Officer

GENTHERM EUROPE GMBH

By:	/s/ Barry G. Steele
Name: Barry G. Steele
Title: Managing Director

Sixth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

Sixth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David Komrska
Name: David K. Komrska
Title: Senior Vice President

Sixth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Joseph Bomberski
Name: Joseph Bomberski
Title: Vice President

Sixth Amendment to Credit Agreement

COMERICA BANK

By:	/s/ Kimberly Kersten
Name: Kimberly S. Kersten
Title: Vice President

Sixth Amendment to Credit Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven McKormack
Name: Steven J. McKormack
Title: Senior Vice President

Sixth Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jason W. Bierlein
Name: Jason W. Bierlein
Title: Senior Vice President

Sixth Amendment to Credit Agreement